Exhibit 10.1

EXECUTION VERSION

LIMITED CONSENT AND SIXTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This LIMITED CONSENT AND SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Sixth Amendment”), dated as of November 10, 2017 (the “Sixth Amendment Effective Date”), is among CENTENNIAL RESOURCE PRODUCTION, LLC, a Delaware limited liability company (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”); each of the Lenders party hereto; and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S:

A.                                    The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of October 15, 2014 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.                                    The Borrower has informed the Administrative Agent and the Lenders that the Credit Parties intend to issue certain senior unsecured notes (the “Specified Permitted Senior Unsecured Notes”) on or before December 20, 2017 (such date, the “Outside Date”).

C.                                    The Borrower has requested that the Administrative Agent and the Lenders enter into this Sixth Amendment to (i) consent to the waiver of the automatic reduction of the Borrowing Base that would otherwise occur pursuant to 2.08(e) of the Credit Agreement upon the issuance of the Specified Permitted Senior Unsecured Notes and (ii) amend the Credit Agreement to remove the cap on the principal amount of Permitted Senior Unsecured Notes which the Credit Parties are permitted to incur.

D.                                    The Administrative Agent and the Lenders party hereto have agreed, subject to the terms and conditions set forth herein, to enter into this Sixth Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                           Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Sixth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended by this Sixth Amendment.  Unless otherwise indicated, all section references in this Sixth Amendment refer to the Credit Agreement.

Section 2.                                           Amendments.  In reliance on the representations, warranties, covenants and agreements contained in this Sixth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Sixth Amendment Effective Date in the manner provided in this Section 2.

2.1                               Additional Definitions.  Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definition which shall read in full as follows:

“Sixth Amendment” means that certain Limited Consent and Sixth Amendment to Amended and Restated Credit Agreement dated as of November 10, 2017, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

2.2                               Amended and Restated Definitions.  The following definitions contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Engagement Letter and the Security Instruments.

“Permitted Senior Unsecured Notes” means those notes (whether senior, senior subordinated, or subordinated) that may be issued by the Parent or the Borrower (or by any Credit Party as co-issuer); provided that such Permitted Senior Unsecured Notes shall:  (a) be unsecured; (b) not provide for any scheduled payment of principal, mandatory Redemptions or scheduled sinking fund payment on or before the date that is at least 180 days following the Revolving Credit Maturity Date in effect at the time of issuance (other than provisions requiring Redemption or offers to Redeem in connection with asset sales or a change in control); and (c) contain financial and negative covenants and events of default that are, taken as a whole, no more restrictive with respect to the Credit Parties than the financial and negative covenants and Events of Default herein (as determined in good faith by senior management of the Parent).

Section 3.                                           Limited Consent.  In reliance on the representations by the Credit Parties contained herein, the Lenders Party hereto hereby agree to consent to a one time waiver of the automatic reduction of the Borrowing Base pursuant to Section 2.08(e) of the Credit Agreement solely with respect to the issuance of the Specified Permitted Senior Unsecured Notes; provided that:

(a)                                 as of the date of issuance of such Specified Permitted Senior Unsecured Notes and after giving effect to the issuance thereof and the application of proceeds thereof, the Parent shall be in pro forma compliance with Section 9.01 of the Credit Agreement;

(b)                                 as of the date of issuance of such Specified Permitted Senior Unsecured Notes and after giving effect to the issuance thereof and the application of proceeds thereof, no Event of Default or Borrowing Base Deficiency shall exist;

(c)                                  the Specified Permitted Senior Unsecured Notes shall have been issued on or before the Outside Date; and

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(d)                                 the Borrower shall have otherwise complied with the terms of the Credit Agreement regarding the issuance of such Specified Permitted Senior Unsecured Notes, and such Specified Permitted Senior Unsecured Notes shall constitute Permitted Senior Unsecured Notes.

For the avoidance of doubt, there shall be no reduction of the Borrowing Base upon the issuance of the Specified Permitted Senior Unsecured Notes so long as the foregoing conditions are satisfied as of the date of such issuance of the Specified Permitted Senior Unsecured Notes.

Section 4.                                           Conditions Precedent.  The effectiveness of this Sixth Amendment is subject to the following:

4.1                               Counterparts. The Administrative Agent shall have received counterparts of this Sixth Amendment from the Credit Parties and Lenders constituting at least the Required Revolving Credit Lenders.

4.2                               Fees and Expenses.  The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Sixth Amendment Effective Date.

Section 5.                                           Miscellaneous.

5.1                               Confirmation and Effect.  The provisions of the Credit Agreement (as amended by this Sixth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Sixth Amendment, and this Sixth Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.2                               Ratification and Affirmation of Credit Parties.  Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Sixth Amendment, (b) ratifies and affirms its obligations under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to this Sixth Amendment except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and

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correct in all respects, (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Sixth Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Sixth Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Sixth Amendment, no Borrowing Base Deficiency, Default or Event of Default exists.

5.3                               Counterparts.  This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Sixth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

5.4                               No Oral Agreement.  THIS WRITTEN SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES THAT MODIFY THE AGREEMENTS OF THE PARTIES IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

5.5                               Governing Law.  THIS SIXTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5.6                               Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Sixth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

5.7                               Severability.  Any provision of this Sixth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

5.8                               Successors and Assigns.  This Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]

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The parties hereto have caused this Sixth Amendment to be duly executed as of the day and year first above written.

BORROWER:	CENTENNIAL RESOURCE PRODUCTION, LLC, a Delaware limited liability company

	By:	/s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial Officer

SIGNATURE PAGE TO LIMITED CONSENT AND SIXTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

GUARANTORS:	ATLANTIC EXPLORATION, LLC, a Delaware limited liability company

	By:	/s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial Officer

CENTENNIAL RESOURCE MANAGEMENT, LLC, a Delaware limited liability company

	By:	/s/ George S. Glyphis
George S. Glyphis
Vice President and Chief Financial Officer

SIGNATURE PAGE TO LIMITED CONSENT AND SIXTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Garret Sacco
Name:	Garret Sacco
Title:	Authorized Officer

SIGNATURE PAGE TO LIMITED CONSENT AND SIXTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Suzanne Ridenhour
Name:	Suzanne Ridenhour
Title:	Authorized Officer

SIGNATURE PAGE TO LIMITED CONSENT AND SIXTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

COMERICA BANK, as a Lender

By:	/s/ Cassandra M. Lucas
Name:	Cassandra M. Lucas
Title:	Portfolio Manager

SIGNATURE PAGE TO LIMITED CONSENT AND SIXTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

BMO HARRIS BANK, N.A., as a Lender

By:	/s/ Matthew Davis
Name:	Matthew Davis
Title:	Vice President

SIGNATURE PAGE TO LIMITED CONSENT AND SIXTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

SIGNATURE PAGE TO LIMITED CONSENT AND SIXTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ben Leonard
Name:	Ben Leonard
Title:	Vice President

SIGNATURE PAGE TO LIMITED CONSENT AND SIXTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

CITIBANK, N.A., as a Lender

By:	/s/ Jeff Ard
Name:	Jeff Ard
Title:	Vice President

SIGNATURE PAGE TO LIMITED CONSENT AND SIXTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

By:	/s/ Marcus Tarkington
Name:	Marcus Tarkington
Title:	Director

SIGNATURE PAGE TO LIMITED CONSENT AND SIXTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

FIFTH THIRD BANK, as a Lender

By:	/s/ Jonathan H Lee
Name:	Jonathan H Lee
Title:	Director

SIGNATURE PAGE TO LIMITED CONSENT AND SIXTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Cameron Breitenbach
Name:	Cameron Breitenbach
Title:	Vice President

SIGNATURE PAGE TO LIMITED CONSENT AND SIXTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

KEYBANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

SIGNATURE PAGE TO LIMITED CONSENT AND SIXTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

SIGNATURE PAGE TO LIMITED CONSENT AND SIXTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sandra Aultman
Name:	Sandra Aultman
Title:	Managing Director

SIGNATURE PAGE TO LIMITED CONSENT AND SIXTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Robert E. Kret
Name:	Robert E. Kret
Title:	Associate

SIGNATURE PAGE TO LIMITED CONSENT AND SIXTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CENTENNIAL RESOURCE PRODUCTION, LLC